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EXHIBIT 1.2    DRAFT FORM OF AGENCY AGREEMENT BETWEEN CITIZENS FEDERAL SAVINGS
               AND LOAN ASSOCIATION OF DELPHOS AND CHARLES WEBB & COMPANY (TO BE FILED BY AMENDMENT)